KEYSPAN GAS EAST CORPORATION

                                POWER OF ATTORNEY



            WHEREAS, KeySpan Gas East Corporation, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

            NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint ANNE C. JORDAN and PAUL R. NICK and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of KeySpan Gas East Corporation, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 13th day of April, 2000.




                                /s/Wallace P. Parker, Jr.
                                ------------------------
                                Wallace P. Parker, Jr.
                                Director

                          KEYSPAN GAS EAST CORPORATION

                                POWER OF ATTORNEY



            WHEREAS, KeySpan Gas East Corporation, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

            NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint ANNE C. JORDAN and PAUL R. NICK and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of KeySpan Gas East Corporation, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 13th day of April, 2000.




                             /s/George B. Jongeling
                             ----------------------
                             George B. Jongeling
                             Director



Exhibit 24.2

                                 WRITTEN CONSENT
                            OF THE BOARD OF DIRECTORS
                                       OF
                          KEYSPAN GAS EAST CORPORATION
                       D/B/A BROOKLYN UNION OF LONG ISLAND


      The undersigned, being all of the Directors of KeySpan Gas East Corporation d/b/a Brooklyn Union of Long Island, a New York corporation (the "Corporation"), acting by written consent without a meeting pursuant to Section 708(b) of the New York Business Corporation Law, hereby adopt the following:

      RESOLVED, That the proper officers of the Corporation be, and hereby are, and each of them with the full authority without the others hereby is, authorized, empowered and directed, in the name and on behalf of the Corporation, to execute the Corporation's Form 10-K for the year ended December 31, 1999, and to execute any amendment to such Form 10-K, to procure all necessary signatures thereon, and to file such Form 10-K and any amendment when so executed (together with appropriate exhibits thereto) with the Securities Exchange Commission;

      RESOLVED, That the proper officers of the Corporation are, authorized, empowered and directed in the name and on behalf of the Corporation to execute and deliver any and all such documents, certificates, instruments, agreements, or regulatory filing, including any amendments, modifications, or supplements thereto, and to take all such further action as any such officer or other such authorized person deems necessary, proper, convenient, or desirable in order to carry out the foregoing resolutions and to effectuate the purposes and intents thereof, the taking of any such action to be conclusive evidence of the approval thereof by the directors of the Corporation; and

      RESOLVED, that the President and Chief Executive Officer, the Chief Financial Officer, any Vice President, the Treasurer, the Controller, the Chief Accounting Officer or the Secretary of the Corporation be and each of them shall be considered a proper officer for each of the foregoing resolutions; and

      FURTHER RESOLVED, That all actions previously taken and all documents, instruments, certificates and the like previously executed by directors or officers of the Corporation or other authorized persons in connection with the matters referred to in the foregoing resolutions be hereby approved, ratified and confirmed in all respects.

      IN WITNESS WHEREOF, the undersigned have executed this Written Consent as of this 13th day of April, 2000.

                                          /s/Wallace P. Parker, Jr.
                                          -------------------------
                                          Wallace P. Parker, Jr., Director

                                          /s/George B. Jongeling
                                          ----------------------
                                          George B. Jongeling, Director